EXHIBIT 32(b)

Certification of Chief Financial Officer

Pursuant to Section 1350 of Title 18 of the United States Code as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 1350 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Arthur W. Hicks, Jr., the Chief Financial Officer of Cybex International, Inc. (the “Company”), hereby certifies that:

The Company’s annual report on Form 10-K for the year ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2011	/s/ ARTHUR W. HICKS, JR.
Arthur W. Hicks, Jr.
President, Chief Operating Officer and Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CYBEX INTERNATIONAL, INC. AND WILL BE RETAINED BY CYBEX INTERNATIONAL, INC. AND WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.